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                              CONSULTANT AGREEMENT


This Consultant Agreement (the "Agreement") is made and entered into effective as of the 15th day of January, 2002 (the "Effective Date"), between MEGAPRO TOOLS INC., a Nevada corporation, (the "Company") and JOSEPH CRANSTON of ___________________________________ (the "Consultant").

WHEREAS:

A. The Company is engaged in the business of manufacturing and marketing a line of screwdriver products under the "Megapro Tools" brand name.

B. The Company is contemplating the completion of one or more business combinations with the objective of increasing the Company's revenues and earnings and expanding is existing business, including the prospective acquisition of Megapro International.

C. The Consultant has represented to the Company that the Consultant has experience in advising public companies on the completion of business combinations.

D. The Company desires to retain the Consultant to provide consultant services to the Company on the terms and subject to the conditions of this Agreement.

E. The Consultant has agreed to provide consultant services to the Company on the terms and subject to the conditions of this Agreement.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.     DEFINITIONS

1.1 The following terms used in this Agreement shall have the meaning specified below unless the context clearly indicates the contrary:

     (a) "Consultant Shares" shall mean the shares of the Company's common stock issuable to the Consultant pursuant to Section 5.1;

     (b)  "Board"  shall  mean  the  Board  of  Directors  of  the  Company;

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     (c)  "Term"  shall  mean  the  term  of  this  Agreement  beginning  on the
          Effective Date and ending on the close of business on the effective date of the termination of this Agreement.

2.     ENGAGEMENT  AS  A  CONSULTANT

2.1 The Company hereby engages the Consultant as a consultant to provide the services of the Consultant in accordance with the terms and conditions of this Agreement and the Consultant hereby accepts such engagement.

3.     TERM  OF  THIS  AGREEMENT

3.1 The term of this Agreement shall become effective and begin as of the Effective Date, and shall continue until the close of business on that is two years from the Effective Date, unless this Agreement is earlier terminated in accordance with the terms of this Agreement.

4.     CONSULTANT  SERVICES

4.1 The Consultant agrees to perform the following services and undertake the following responsibilities and duties to the Company to be provided by the Consultant to the Company as consulting services (the "Consulting Services"):

     (a) the Consultant will assist the Company in identifying prospective merger and acquisition targets and other business combinations that will enhance the business of the Company, increase the ability of the Company to generate business and revenues and expand the Company's business operations in accordance with its business plan;

     (b) the Consultant will advise management and make recommendations to management on the business and financial terms of prospective mergers, acquisitions and other business combinations, including the prospective acquisition of Megapro International;

     (c) the Consultant will assist management of the Company in negotiating and finalizing any merger, acquisition or other business combination agreements, including any agreement for the prospective acquisition of Megapro International;

     (d)  the  Consultant  will  report  to  the  President  of  Company;

     (e) the Consultant will perform such other duties and observe such instructions as may be reasonably assigned from time to time by the President of the Company, provided such duties are within the

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     scope  of  the  Company's  business  and  services  to  be  provided by the
     Consultant.

4.2 The Consultant shall devote such time, attention and energies to the business affairs of the Company as may be reasonably necessary for the provision of the Consulting Services in a timely and expeditious manner, provided, however, the Consultant may engage in reasonable investment and other personal activities that do not interfere with the Consultant's obligations hereunder.

4.3 The Consultant will at all times be an independent contractor and the Consultant will not be deemed to be an employee of the Company.


5.     CONSULTANT  FEE

5.1 In consideration of the agreement of the Consultant to provide the Consulting Services, the Company will issue to the Consultant an aggregate of 321,000 shares of the Company's common stock (the "Consultant Shares"). The
Company will undertake to register the issuance of the Consultant Shares on a registration statement filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Act").

6.     REIMBURSEMENT  OF  EXPENSES

6.1 The Company will pay to the Consultant, in addition to the issuance of the Consultant Shares, the reasonable travel and promotional expenses and other specific expenses incurred by the Consultant in provision of the Consulting Services, provided the Consultant has obtained the prior written approval of the Company.

7.     TERMINATION

7.1 The Company may terminate this Agreement at any time upon the occurrence of any of the following events of default (each an "Event of Default"):

     (a) the Consultant's commission of an act of fraud, theft or embezzlement or other similar willful misconduct, or

     (b) the neglect or breach by the Consultant of his material obligations or agreements under this Agreement,

provided that notice of the Event of Default has been delivered to the Consultant and provided the Consultant has failed to remedy the default within seven days of the date of delivery of notice of the Event of Default, if the default is of such a nature that it is capable of remedy.


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7.2     The Company may at its option terminate this Agreement in the absence of an Event of Default by delivering notice of termination to the Consultant and paying to the Consultant any portion of the Consultant Shares due to the date of termination as full and final payment of all amount payable under this Agreement, including damages for wrongful termination.

7.3 The Consultant may terminate this Agreement at any time upon delivery of fourteen (14) days prior written notice of termination to the Company in the event of default by the Company.

7.4 On termination of this Agreement for any reason, all rights and obligations of each party that are expressly stated to survive termination or continue after termination will survive termination and continue in full force and effect as contemplated in this Agreement.

8.     PROPRIETARY  INFORMATION

8.1 The Consultant will not at any time, whether during or after the termination of this Agreement for any reason, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential, except with the prior written consent of the Company, and the Consultant shall keep secret such trade secrets and confidential information and shall not use or attempt to use any such secrets or information in any manner which is designed to injure or cause loss to the Company. Trade secrets or confidential information shall include, but not be limited to, the Company's financial statements and projections, expansion proposals, business plans and details of its business relationships with banks, lenders and other parties not otherwise publicly available.

9.     RELIEF

9.1 The Consultant hereby expressly acknowledges that any breach or threatened breach by the Consultant of any of the terms set forth in Section 8 of this Agreement may result in significant and continuing injury to the Company, the monetary value of which would be impossible to establish, and any such breach or threatened breach will provide the Company with any and all rights and remedies to which it may be entitled under the law, including but not limited to injunctive relief or other equitable remedies.

10.     INDEMNIFICATION

10.1 The Consultant will indemnify and defend and hold the Company harmless against any claims, actions, suits, proceedings, investigations, losses, expenses, demands, obligations, liabilities, judgments, fines, fees, costs and expenses

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(including  costs  and  reasonable  attorney  fees)  and  any  amounts  paid  in settlements in any of the foregoing which arise or result from or are related to any breach or failure of the Consultant to perform any of its covenants and agreements set forth in this Agreement.

10.2 The Company will indemnify and defend and hold the Consultant harmless against any claims, actions, suits, proceedings, investigations, losses, expenses, demands, obligations, liabilities, judgments, fines, fees, costs and expenses (including costs and reasonable attorney fees) and any amounts paid in settlements in any of the foregoing which arise or result from or are related to any breach or failure of the Company to perform any of its covenants and agreements set forth in this Agreement.

10.3 The indemnification provisions of this paragraph shall survive the termination and expiration of this Agreement.

11.     PARTIES  BENEFITED;  ASSIGNMENTS

11.1 This Agreement shall be binding upon, and inure to the benefit of, the Consultant, his heirs and his personal representative or representatives, and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Consultant.


12.     NOTICES

12.1 Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Board and the Company at its then principal office, or to the Consultant at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section 12. Notices shall be deemed given when delivered.

13.     GOVERNING  LAW

13.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and each party hereto adjourns to the jurisdiction of the courts of the State of Florida.

14.     REPRESENTATIONS  AND  WARRANTIES

14.1 The Consultant represents and warrants to the Company that (a) the Consultant is under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or other rights of Company hereunder, (b) the Consultant is under no physical or mental disability that would hinder the performance of his duties under this

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Agreement,  and (c) the Consultant has the expertise and experience necessary to provide  the  Consulting  Services  to  the  Company.

15.     MISCELLANEOUS

15.1 This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

15.2 This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

15.3 No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto.

15.4 A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

15.5 This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

15.6 The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

15.7 The Consultant may assign the benefit of this Agreement to a private corporation controlled by the Consultant, provided that such assignment will not relieve the Consultant from his obligations to the Company arising under this Agreement.

15.8 This Agreement replaces and supercedes all other consultant and employment agreements between the Company and the Consultant and any amendments hereto.

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15.9     The Consultant acknowledges and agrees that O'Neill & Company has acted solely as legal counsel for the Company and that the Consultant has been recommended to obtain independent legal advice prior to execution of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

MEGAPRO  TOOLS  INC.
by  its  authorized  signatory:

/s/ Neil Morgan
------------------------------------
Signature of Authorized Signatory

NEIL MORGAN
------------------------------------
Name of Authorized Signatory

PRESIDENT
------------------------------------
Position of Authorized Signatory

SIGNED,  SEALED  AND  DELIVERED
BY  JOSEPH  CRANSTON
in  the  presence  of:


/s/ "signed"
------------------------------------
Signature of Witness


1800 Glaskey Rd.                               /s/ Joseph Cranston
------------------------------------          ----------------------------------
Address of Witness                            JOSEPH CRANSTON